Document is copied.

                              EMPLOYMENT AGREEMENT

     This  Employment  Agreement (the  "Agreement"),  dated as of the 7th day of
February,   2000,  is  entered  into  between  MegaMedia  Networks,  Inc.,  (the
"Company"), and Steve H. Noble, III, (the "Executive").

                                     RECITAL

WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company upon the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the Recital and of the mutual promises set forth in this Agreement, the company and the Executive agree as follows:

                                    AGREEMENT

1. EMPLOYMENT. The Company employs the Executive as the Chief Financial Officer and as CFO he shall report directly to the CEO and the Chief financial Officer's responsibilities will include, but not be limited to the following:

     A. Direct and certify the financial reporting of the company in accordance with generally accepted accounting principles, federal, stated and other regulatory rules.
     B. Oversee the integrity of the accounting, financial and strategic information systems of the business including supporting internal controls and internal audit procedures.
     C. Oversee development of effective and efficient policies and procedures for governance/recording of all transactions, expenditures and expenses of the company.
     D. Promptly and accurately file all necessary reports, tax documents, regulatory compliance and other communications to appropriate federal, stated, SEC and local authorities as required by regulation, law, or customary practice.

     E. Participate in the development of sound corporate growth strategic business plans of the company.
     F. Direct the preparation of all periodic, monthly, annual and strategic business plans of the company.
     G.   Review all capital budgets.
     H. Analyze and review corporate growth initiatives including possible mergers and acquisitions, public stock offerings, debt financing, and other capital structure options.

     I. Manage all investment community/constituent relations including investment banking, analyst, media and shareholder groups.
     J. Direct all treasury functions of the company to maintain an optimal capital structure necessary to meet company needs.
     K. Direct all banking relationships, investment relationships and cash management policies.
     L.   Manage any and all external audit requirements of the company.
     M.   Oversee all areas of insurance and risk administration for the company.
     N. Oversee the Human Resources functions of the company including analysis of employee benefits plans and compliance with applicable labor laws.
     O. Manager the administrative functions of the company including purchasing, occupancy, transaction processing and other functions as may be delegated from time to time.
     P.   Provide sound leadership, management and training to all supporting staff.
     Q.   Develop  and   maintain  a   world-call   finance,   accounting,   and
          administrative  team  capable  of  delivering   competitive  advantage
          through superior quality of information and analytical capabilities.

     R. Contribute as a productive, collegial member of the executive management team working in a cooperative and positive fashion with the other executives of the company.


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     Executive hereby accepts such employment, upon the terms and subject to the conditions set forth in this Agreement.

2. TERM. The term of this Agreement shall be three years, commencing on February 7th, 2000, and ending three calendar years thereafter. Nothing herein shall be construed as to limit in any manner the rights of the parties hereto to terminate Executive's employment with the company in accordance with the provisions for termination and for compensation upon termination that are contained herein.

3. DUTIES. During the term of this Agreement, subject to the direction of the Board of Directors of the Company, the Executive shall serve in the capacities set forth in Section 1 hereof. The Executive shall devote his full business time and energies to the business and affairs of the Company and shall use his best efforts, skills and abilities to promote the interests of the Company and to diligently and competently perform his duties.

4.   COMPENSATION, STOCK OPTION AND BENEFITS:

     A. Executive Compensation. Commencing with the start of employment pursuant to this Agreement, Executive shall receive an annual salary of one hundred forty-five thousand dollars ($145,000) to be paid in equal installments in accordance with the Company's usual and customary payroll practices as in force from time to time, but not less than monthly. Executive shall also be entitled to participate in the executive bonus program as that Program may be in force and determined from time to time by the Company's Board of Directors and its Compensation Committee.

     B.   Stock Options.

          i. Upon execution of this Agreement, the Company shall issued to Executive three Stock Option Agreements as set forth in Exhibits A, B, C, attached here to and incorporated herein by reference, providing Executive conditional rights to purchase up to 350,000 shares of fully paid, non-assessable common stock of the Company.

          ii. Promptly upon Executive's vesting of stock option rights as provided in the Stock Option Agreements, the Company shall provide Executive with a Notice of Vesting confirming such vesting of option rights. The Notice of Vesting shall set forth the date of vesting, the number, exercise price and term of the option rights that have vested in Executive. The stock that is subject to the purchase rights and options referenced herein shall not be subject to any dilution as to percentage of ownership, that differs from any dilution of percentage of ownership that may be from time to time be appropriately approved and undertaken by the Company and that is applicable to all issued and outstanding stock of the Company. Executive shall also be entitled to participate in the Employer's standard stock option and benefit programs as may be generally available to Executives, including 401-k programs. All shares acquired by Executive under these provisions will be subject to statutory restrictions, registration and lockup agreements as Employer may reasonably require of its Executives.

     C. Benefits: During the term of this Agreement, the Executive shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof such medical, insurance, pension, retirement, life insurance, profit sharing and other fringe benefit plans or policies as the company may make available to, or


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          have in  effect  for,  its other  senior  executives  and  Executive's participation shall not be less that that of any other executive officer of the Company. The Company retains the right to terminate or alter any such plans or policies from time to time. Participation of Executive's family in medical insurance plans may be elected at Executive's expense.

     D. Reimbursement of Business Expenses: During the term of this Agreement, upon submission of appropriate supporting documentation, the Executive shall be reimbursed by the Company for all reasonable business expenses actually and necessarily incurred by the Executive on behalf of the Company in connection with the performance of services under this Agreement.

     E. Reimbursement of Other Expenses: During the term of this Agreement, the Executive shall receive an auto allowance of $400.00 per month and shall participate in any other reimbursements (i.e. cellular phone, pager, etc.) offered to other senior executives at a level that shall not be less than that of any other executive officer of the Company.

     F. Vacation: During the term of this Agreement Executive shall be eligible for fifteen (15)-business days paid vacation per year. Vacation days are not cumulative and will not carry over from year to year.

     G. Sick Leave: Executive will be eligible for 5 (five) paid sick days per year. Paid sick days can be used for any purpose during the employment year. Sick days are not cumulative and will not carry over from year to year.

     H. Temporary Housing Allowance. The Company agrees that for a period of three (3) months, commencing on February 7, 2000, Company shall pay to Executive one thousand dollars ($1,000.00) per month as a temporary housing allowance.

5. REPRESENTATION OF EXECUTIVE: The Executive represents and warrants that he is not a party to, or bound by, any agreement or commitment, or subject to any restriction, including but not limited to agreements related to previous employment containing confidentiality or non-compete covenants, which in the future may have a possibility of adversely affecting or interfering with the business of the Company, the full performance by the Executive of his duties under this Agreement or the exercise of his best efforts hereunder.

6.   CONFIDENTIALITY:

     A. Confidential Information. The Executive acknowledges that as a result of his employment with the Company, the Executive will have knowledge of and access to, all proprietary and confidential information of the company, including, without limitation, all "Confidential Information" (as defined herein), and that such information, even though it may be contributed, developed or acquired by the Executive, and whether or not the foregoing information is actually novel or unique, constitute valuable assets of the Company developed at great expense which are the exclusive property of the company or its affiliates. Accordingly, the Executive shall not, at any time, either during or subsequent to the terms of this Agreement, use, revel, report, publish, transfer or otherwise disclose to any person, corporation or other entity (a "person"), any of the Confidential Information without the prior written consent of the Company's Board of Director's, except to appropriate officers and executives of the Company and other appropriate persons who are in a contractual or fiduciary relationship with the company and who have a need for such information for purposes in the best interests of the company, and except for such information


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          which is or becomes generally  available to the public other than as a result of an unauthorized disclosure by the Executive. As used in this Agreement, "Confidential Information" shall mean any and all studies, plans, reports, surveys, analysis, sketches, drawings, specifications, notes, records, memoranda, computer-generated data, computer programs,
          algorithms,   or  documents,  and  all  other  non-public  information
          relating to the business activities of the Company, including, without limitation, all methods, processes, techniques, equipment, research data, experiments, marketing and sales information, personnel data,
          customer  lists,  pricing  data,  executive  lists,   supplier  lists,
          merchandising systems, financial data, trade secrets, and the like which presently or, in the future, are in the possession of the Company. Said Confidential Information may be in either human or computer readable form, including,

     B. but not limited to, software, source code, hex code, or any other form. Confidential Information shall not include any information that is available to the general public or that is generally know or available in the industry.

     C. Return of Confidential Information. Upon the termination of the Executive's employment with the Company, the Executive shall promptly deliver to the Company all manuals. Letters, notes, notebooks, reports and copies thereof and all other materials relating to the Company's business, including without limitation any materials incorporating Confidential Information, which are in the Executive's possession or control.

7. NON-COMPETITION: The Executive acknowledges that his services to be rendered hereunder are of a special and unusual character and have a unique value to the Company, the loss of which cannot be adequately compensated by damages in any court of law. In view of the unique value to the Company of the services of the Executive, the Executive hereby covenants and agrees that so long as he remains employed by the Company (whether under this Agreement or any other written or oral agreement or arrangement) and for a period of one (1) year after the termination or expiration of any such employment for any reason, the Executive shall not directly or indirectly engage in or have an active interest in, anywhere in the world, alone or in association with others, as principal, officer, agent, executive, consultant, independent contractor, director, partner or stockholder, or through the investment of capital lending of money or property, rendering of services or otherwise any business competitive with the business engaged in by the Company, the Executive hereby acknowledging that the company conducts business and distributes its products, or contemplates conducting business and distributing its product(s), on a worldwide basis; provided, however, that this Section 9 shall not prevent the Executive from acquiring, solely as investment and through market purchases, up to ten percent (10%) of the securities of any issuer that are registered under
     Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System. During the same period, the Executive shall not, and shall not permit, cause or authorize any of his Executives, agents or others under his control to, directly or indirectly, on behalf of himself or any other Person, to recruit or otherwise solicit or induce any person who is an Executive of; or otherwise engage by, the Company or any successor to the business of the Company or any affiliate of the Company to terminate his or her employment or other relationship with the Company or such successor or affiliate. The Executive shall not at any time, directly or indirectly, use or purport to authorize any Person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company or any affiliate in connection with any product or service, whether or not


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     such use would be in a business competitive with that of the Company.  This
     Restrictive Covenant on the part of the Executive is given and made by the Executive to induce MegaMedia to employ the Executive and to enter into this Employment Agreement with the Executive, and the Executive hereby acknowledges the sufficiency of the consideration for this Restrictive Covenant.

     This Restrictive Covenant is not executory or otherwise subject to rejection under the Bankruptcy Code. This Restrictive Covenant is a reasonable an necessary restraint of trade and does not violate the Sherman Antitrust Act, the Florida Antitrust Act, or the common law; it is
     supported  by  valid  business  interests,   including  the  protection  of
     MegaMedia trade secrets and confidential business information and the protection of MegaMedia's relationships with its customers and prospective customers, at the one (1) year restriction is essential to the full protection of those valid business interests. If any portion of this Restrictive Covenant is held by a court of competent jurisdiction to be unreasonable, arbitrary, or against public policy for any reason, this Restrictive Covenant shall be considered divisible as to line of business, time, and geographic area; if a court of competent jurisdiction should determine the specified lines of business, the specified period, or the specified geographic area to be unreasonable, arbitrary, or against public policy for any reason, a narrower line of business, a lesser period, or a smaller geographic area that is determined to be reasonable, non-arbitrary, and not against public policy for any reason, may be enforced by MegaMedia against the Executive.

8. REMEDIES: MegaMedia and the Executive agree that, in the event of a breach by the Executive of the Restrictive Covenants set forth in Paragraphs 6 and 7, above, such a breach would irreparably injure MegaMedia and would leave MegaMedia with no adequate remedy at law, and MegaMedia and the Executive further agree that if legal proceedings (including arbitration proceedings) should be brought by MegaMedia, against the Executive to enforce the Restrictive Covenant, MegaMedia shall be entitled to all civil remedies, including without limitation, preliminary and permanent injunctive relief restraining the Executive from violating, directly or indirectly, either as an individual on his own account or as a partner, joint venture, employee, agent, salesman, contractor, officer, director, or stockholder or otherwise, the restrictions of Paragraph 6 and 7, above.

     Nothing in this Employment Agreement shall be construed as prohibiting MegaMedia from pursuing any other legal or equitable remedies available to it for breach or threatened breach of the Restrictive Covenants.

     Should legal proceedings (including arbitration proceedings) be brought by MegaMedia against the Executive to enforce the Restrictive Covenants, the period of restriction shall be deemed to being running on the date of entry of an order granting MegaMedia preliminary injunctive relief and shall continue uninterrupted for the next succeeding one (1) year; the Executive acknowledges that such purposes and effect would be frustrated by measuring the period of restriction from the date of termination of employment where the Executive failed to honor the Restrictive Covenant until directed to do so by court order. MegaMedia and the Executive agree that, if MegaMedia is granted preliminary injunctive relief under this Agreement, an injunction bond of no more than $145,000.00 shall be sufficient to indemnify the Executive for any costs or damages that he might incur if the Court ultimately determines that the Executive was wrongfully enjoined. If the Executive breaches any of the provisions of Paragraphs 6 or 7, in addition to its other rights and remedies, the Company shall have the right to require the Executive to account for any pay over to the Company all compensation, profits, money, accruals, and other benefits derived or received, directly or indirectly, by the Executive from the action constituting such breach.

9. TERMINATION: This Agreement may be terminated prior to the expiration of the term set forth in Section 2 upon the occurrence of any of the events set forth in, and subject to the terms of this Section 9.

     A. Death. This Agreement will terminate immediately and automatically upon the death of the Executive. In the event of Executive's death, Executive's estate or his designated beneficiary shall be paid by the Company all of the compensation and benefits due to Executive through the date of his death, including without limitation, the Escrow Stock and stock option benefits to which Executive was entitled as of the date of his death.

     B. Disability. This Agreement may be terminated at the Company's option, immediately upon written notice to the Executive, if the Executive shall suffer a permanent disability. For the purposes of this Agreement, the term "permanent disability" shall mean the Executive's inability to perform his duties under this Agreement for a period of 120 consecutive days or for an aggregate of 180 days, whether or not consecutive, in any twelve (12) month period, due to illness, accident or any other physical or mental condition, as determined by the Board of Directors of the Company. In the event of a permanent disability, Executive shall be paid by the Company all of the compensation and benefits due to Executive through the date of his permanent disability, including without limitation, the stock purchase rights and stock option benefits to which Executive was entitled as of the date of his permanent disability.

     C. Voluntary termination by Executive.This Agreement may be terminated by Executive upon the giving of 60 days written notice to the Board of Directors. In the event that Executive voluntarily terminates this Agreement as herein provided, except for "Constructive Discharge" as hereinafter defined, he shall be paid by the Company all of the compensation and benefits due to Executive through the date of termination. In the event that Employee is Constructively Discharged, his termination shall be treated as if made by Company without cause. For purposes of this Agreement, "Constructive Discharge" shall mean: (i) any reduction of compensation, stock options or other benefits set forth in Section 4 hereof; (ii) a material reduction in Executive's job function, duties or responsibilities, or a similar change in Executive's reporting relationships; or (iii) any breach of any of the material terms of this Agreement by the Company which is not fully cured within 15 (fifteen) days of Company's receipt of written notice thereof from Executive.

     D. Cause. This Agreement may be terminated at the Company's option, immediately upon written notice to the Executive, upon (i) "Misconduct" which includes, but is not limited to, the following, which shall not be construed in pari materia with each other: (a) Conduct evincing such willful or wanton disregard of an employer's interests as is found by the Company's Board of Directors to be in deliberate violation or disregard of standards of behavior which the employer has the right to expect of the Executive; or (b) Carelessness or negligence of such a degree or recurrence as is found by the Company's Board of Directors to manifest culpability, wrongful intent, or evil design, or to show an intentional and substantial disregard of an employer's interests or of the Executive's duties and obligations to the employer, or (ii) fraud, criminal conduct (as evidenced by a plea of no contest or guilty or upon conviction of the Executive for any felony) or embezzlement by the Executive. In the event that


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          Executive is terminated for cause, he shall be paid by the Company all compensation and benefits due through the date of written notice of termination, including without limitation all stock option benefits vested prior to the date of written notice of termination hereunder.

     E. Without Cause. This Agreement may be terminated at the Company's option without cause immediately upon notice to the Executive. In the event the Company elects to terminate this Agreement without cause pursuant to this subsection, or the Executive is Constructively Discharged as specified in Paragraph 9C above, the Company shall:

          i. Pay to Executive as wages in lieu of notice the sum of $145,000.00, payable in 52 weekly payments of $2,788.47, with the first payment due at termination and subsequent payments of $2,788.47 being due and payable weekly after termination, until paid in full.

          ii. Executive's stock option rights would vest provided in the Stock Option Agreements as though he remained employed for the entire first three years of this Agreement.

          iii. Simultaneous with the receipt of the first installment of the wages in lieu of notice, and as a condition to the receipt thereof, the Executive or his estate, shall deliver to the Company a general release in form acceptable to the Company releasing the Company from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to the Company which ever existed, then existed, or may thereafter exist, by reason of the termination of this Agreement without cause, except payment of the $145,000.00 wages in lieu of notice and the stock purchase rights due if any, and the vested stock options, if any.

          iv. Simultaneous with delivery of the Executive's general release referenced in paragraph 9(e)(iii), Company shall deliver to Executive or Executive's estate a general release, in form substantially similar to Executives Release, releasing the Executive and/or his estate from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to the Company which ever existed, then existed, or may thereafter exist, by reason of the termination of this Agreement without cause except Executive's future performance of his duties and obligations under Sections 6 and 7 of this Agreement.

     E.   Effect of  Termination.  In the event of any  termination  under  this
          Section 9, except as set forth herein, the Company shall have no further obligation under this Agreement to make any payment to, or bestow any benefits on, the Executive from and after the date of the termination other than payments or benefits accrued and due and payable to Executive prior to the date of the termination as provided herein..

10. INVENTIONS, IDEAS, PROCESSES AND DESIGNS: All inventions, ideas, processes, programs, software, and designs (including all improvements) (i) conceived (whether or not actually conceived during regular business hours) or made by the Executive during the course of his employment with MegaMedia (ii) integrally related to the business of MegaMedia, shall be disclosed in writing promptly to MegaMedia and shall be the sole and exclusive property of MegaMedia. The Executive shall cooperate with MegaMedia and its attorneys in the preparation of patent and copyright applications for such


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     developments  and  shall  promptly  assign  all  such  inventions,   ideas,
     processes, and designs to MegaMedia. The decision to file for patent or copyright protection or to maintain such development as a trade secret shall be in the sole discretion of MegaMedia, and the Executive shall be bound by such decision. The Executive shall provide, on the back of this Employment Agreement, a complete list of all inventions, ideas, processes, and designs, if any, patented or unpatented, copyrighted or uncopyrighted, including a brief description, which he or she made or conceived prior to his or her employment with MegaMedia and which therefore are excluded from the scope of this Agreement.

11. CONSIDERATION. The Executive expressly acknowledges and agrees that the execution by MegaMedia of this Employee Agreement constitutes full, adequate, and sufficient consideration to the Executive from MegaMedia for the duties, obligations, and covenants of the Executive under this Agreement, including, by way of illustration and not by way of limitation, the agreements, covenants, and obligations of the Executive under Paragraphs 6 and 7 of this Agreement. MegaMedia expressly acknowledges and agrees similarly with respect to the consideration received by it from the Executive under this Agreement.

12. INDEBTEDNESS. If, during the course of the Executive's employment under this Employment Agreement, the Executive becomes indebted to MegaMedia for any reason, MegaMedia may, if it so elects, set off any sum due to MegaMedia from the Executive and collect form the Executive any remaining balance.

13. TRAINING EXPENSES. MegaMedia shall pay for all reasonable training expenses incurred by the Executive while he is employed under this Employment Agreement.

14. CONSENT TO PERSONAL JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. The Executive and Company hereby consent to personal jurisdiction and venue, for any action brought by either party arising out of a breach or threatened breach of this Employment Agreement, exclusively in the United States District Court for the Middle District of Florida, Orlando Division, or in the Circuit Court in and for Orange County, Florida; the Executive and Company hereby agree that any action brought by either party, alone or in combination with others, against the other party, whether arising out of this Agreement or otherwise, shall be brought exclusively in the United States District Court for the Middle District of Florida, Orlando Division, or in the Circuit Court in and for Orange County, Florida. The Executive and Company hereby agree that any controversy which may arise under this Agreement would involve complicated and difficult factual and legal issues. Therefore, if a court of law determines for any reason that the arbitration clause of Paragraph 15 of the Agreement is unenforceable, then any action brought by MegaMedia against the Executive, alone or in combination with others, against MegaMedia, whether arising out of this Agreement or otherwise, shall be determined by a Judge sitting without a jury.

15. ARBITRATION. All controversies, claims, disputes, and matters in question arising out of, or related to, this Employment Agreement or the breach of this Agreement, or the relations between the signatories to this Agreement, shall be decided by arbitration in accordance with the commercial Arbitration Rules of the American Arbitration Association. The signatories agree that the arbitration shall take place exclusively in Orlando, Florida, and shall be governed by the substantive law of the state of Florida. Any award rendered by the arbitrator shall be final, and final judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof, including a federal district court, pursuant to the Federal Arbitration Act. The arbitrator may grant a party injunctive relief, including mandatory injunctive relief, to protect the rights of such party, but the arbitrator shall not be limited to such relief. This arbitration provision shall not preclude a party from seeking temporary or preliminary injunctive relief in a court of law to protect its rights, nor shall the filing of such an action constitute any waiver by either party of its right to arbitrate. In connection with the arbitration of any dispute between the signatories to this Agreement, each signatory may utilize all methods of discovery authorized by the Federal and Florida Rules of Civil Procedure.

16.  SERVICE  OF  PROCESS  -  MEGAMEDIA.   If  the  Executive  institutes  legal
     proceedings (including arbitration proceedings) against MegaMedia, the signatories to this Employment Agreement agree that service of process by registered and certified U.S mail of the complaint and summons to the national headquarters of MegaMedia, currently located at 57 West Pine
     Street, Orlando, Florida 32801, is reasonably calculated to apprise MegaMedia of any legal proceedings (including arbitration proceedings) instituted against it by the Executive. The above-described method for service of process shall not constitute by MegaMedia to the exercise of personal jurisdiction by any court except the United States District Court for the Middle District of Florida, Orlando Division or the Circuit Court for Orange County, Florida, in connection with any controversy or dispute between the signatories to this Agreement.

17. SERVICE OF PROCESS - EXECUTIVE. If MegaMedia institutes legal proceedings (including arbitration proceedings) against the Executive, the parties agree that, except as provided below, MegaMedia shall server process by process server upon the Executive at his last known residence address located in the United States. The Executive shall notify MegaMedia in writing of any change in his residence address within ten (10) calendar days of the change. If the Executive changes his U.S. residence address and fails to notify MegaMedia in writing within ten (10) calendar days of the change, the signatories agree that the following specified method of service of process is reasonably calculated to reach the Executive and to apprise the Executive of the legal proceedings instituted by MegaMedia:

     MegaMedia shall (i) serve copies of the summons and complaint by certified and registered U.S. Mail to the Executive's last known residence located in the United States and (ii) place a public notice in a newspaper of general circulation in the geographic area of the Executive's last known residence address for a period of two (2) consecutive weeks following commencement
     (i.e., filing) of the proceedings. The Executive expressly acknowledges that the above-described method for service of process is (i) reasonably calculated to apprise him of any legal proceedings instituted against him by MegaMedia and (ii) sufficient for the court issuing the summons or the American Arbitration Association to exercise personal jurisdiction over him or her.

18. ACKNOWLEDGEMENTS. The Executive hereby acknowledges that he has been provided with a copy of this Employment Agreement for review prior to signing it, that he has been given the opportunity to have this Agreement reviewed by his own attorney prior to signing it, that he understands the purposes and effects of this Agreement, and that he has been given a signed copy of this Agreement for his own records. The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated between both of the parties hereto and their respective legal counsel and that both parties have participated in the drafting and preparation of this Agreement from the commencement of negotiation at all times through the executive hereof.

19. WAIVER. The waiver by either party of a breach or threatened breach of this employment Agreement by the other party shall not be construed as a waiver of any subsequent breach. The refusal or failure of MegaMedia to enforce the Restrictive Covenants or prohibitions of this Agreement (or any similar Agreement) against any other executive, agent, or independent contractor, for any reason shall not constitute a defense to the enforcement by MegaMedia of the Restrictive Covenants or the prohibitions of this

     Agreement,  nor  shall it give rise to any claim or cause of action by such
     executive,   agent,  or  independent   contractor  or  consulting   against
     MegaMedia.

21. INDEMNIFICATION. The Company shall indemnify Executive to the fullest extent permitted by applicable law against damages and expenses (including fees and disbursements of counsel) in connection with his status or arising out of the ordinary and proper conduct of his duties as an employee or officer of the Company.

22.  MISCELLANEOUS.

     A. Entire Agreement. This Employment Agreement, together with Exhibits A, B, & C, constitutes the entire agreement between its signatories pertaining to the subject matters of the Agreement, and it supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the signatories in connection with the subject matters of the Agreement. Except as otherwise herein provided, no covenant, representation, or condition not expressed in this Agreement, or in an amendment made and executed in accordance with the provisions of subparagraph (b) of this paragraph, shall be binding upon the signatories or shall affect or be effective to interpret, change, or restrict the provisions of this Agreement.

     B. Amendments. No change, modification, or termination of any of the terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all signatories to this Agreement.

     C. Governing Law. This Agreement shall be governed and construed in accordance with the statutory and decisional law of the State of Florida governing contracts to be performed in their entirety in Florida.

     D. Separability. If any paragraph, subparagraph, or provision of this Agreement, or the application of such paragraph, subparagraph or provision, is held invalid by a court of competent jurisdiction, the remainder of the Agreement, and the application of such paragraph, subparagraph, or provision to persons or circumstances other than those with respect to which is held invalid, shall not be affected.

     E. Headings and Captions. The titles and captions of paragraphs and subparagraphs contained in this Agreement are provided for convenience of reference only, and they shall not be considered a part of this Agreement for purposes of interpreting or applying this Agreement; such titles or captions are not intended to define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, or conditions in any manner or way whatsoever.

     F. Attorney's Fees. In the event it shall be necessary for any party to seek arbitration or court intervention in order to enforce or defend its rights hereunder, the prevailing party in any such action shall recover from the non-prevailing party or parties, all reasonable attorneys' and paralegal fees in the trail and appellate courts and in all arbitration, including expert witness fees, deposition costs (appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, arbitration fees and charges, and all other reasonable costs and expenses.

     G. Continuance of Agreement. The rights, responsibilities, and duties of the signatories to this Agreement, and the covenants and agreements contained in this Agreement, shall continue to bind the signatories, shall continue in full force and effect until each and every obligation of the signatories pursuant to this Agreement (and any document or agreement incorporated hereby by reference) shall have been fully performed, and shall be binding upon the successors and assigns of the signatories.

     H. Successors and Assigns. Neither party shall have the right to assign this personal Agreement, or assign any rights or delegate any obligations hereunder, without the consent of the other party; provided, however, that upon the sale of all or substantially all of the assets, business and goodwill of the Company to another company, this Agreement shall inure to the benefit of; and be binding upon, both Executive and the company purchasing such assets, business and goodwill, or surviving such merger or consolidation, as the case may be, in the same manner and to the same extent as though such other company were the Company, subject to the Executive's rights hereunder. Subject to the foregoing, this Agreement shall inure to the benefits of; and be binding upon, the parties hereto and their legal representatives, heirs, successors and assigns.

     I. Additional Acts. The Executive and the Company each agrees to execute, acknowledge and deliver and file, or cause to be executed, acknowledged and delivered and filed, any and all further instruments, agreements or documents as may be necessary or expedient in order to consummate the transactions provided for in this Agreement and do any and all further acts and things as may be necessary or expedient in order to carry out the purposes and intent of this Agreement.

     J. Notices. Any notice or other communication under this Agreement, other than as provided above, shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery, (b) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise.

          To the Company:                      To the Executive:
          MegaMedia Networks, Inc.             3518 Old Course Lane
          57 West Pine Street                  Valrico, Florida  33594
          Orlando, Florida  32801
          Attn: Legal Department
          Fax: 407-245-2943

     K. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, together, will constitute one and the same agreement. Any facsimile version of a manually executed signature page delivered by one party to the other shall be deemed manually executed and delivered original.

     L. No Rights as Stockholder. Executive shall have no rights as a stockholder in Shares as to which title has not vested in Executive or for which options have not been exercised.


-----------------------------------         -----------------------------------
Witness                                     Executive - Steve H. Noble, III

-----------------------------------         -----------------------------------
Attest: By Mark R. Dolan, Secretary         MegaMedia Networks, Inc.
                                            By William A. Mobley, Jr., President

                             STOCK OPTION AGREEMENT

                                   EXHIHBIT A

     STOCK OPTION AGREEMENT dated as of February 7, 2000, by and between MegaMedia Networks, Inc. and Steve H. Noble, III,, (the "Optionee").

                      -------------------------------------

In consideration for the Optionee signing an employment Agreement (the "Employment Agreement") with MegaMedia Networks, Inc. (the Company") and for other good and valuable consideration, receipt of which is hereby acknowledged, MegaMedia Networks hereby grants the Optionee the option to acquire shares of the common stock of the Company upon the following terms and conditions:

1.  GRANT OF OPTION

     A. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 150,000 fully paid and non-assessable shares of Common Stock par value $.01 per share of the Company (the "Shares"), subject to the vesting provisions described below.

     B. This Option shall vest in Executive on the earliest to occur of the following:

          (i) On February 6, 2001, provided that Executive remains employed by Company, a parent or subsidiary corporation of Company; or

          (ii) Upon termination of Executive's employment by Company without "Cause" as defined in paragraph 9D of Executive's Employment Agreement of even date herewith prior to February 6, 2001; or

          (iii) Upon Executive's voluntary termination of his employment for "Constructive Discharge" as defined paragraph 9C of Executive's Employment Agreement of even date herewith prior to February 6, 2001; or

          (iv) Upon a "change in control" of the Company, which shall be defined as (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater than 50% of the Company or any successor entity to the Company, or (ii) a sale of all or substantially all of the Company's assets prior to February 6, 2001..

     C. The Option once vested, may be exercised during the period ("Option Period") commencing on February 6, 2001, and expiring at 5:00 p.m. Eastern Standard Time on February 6, 2011 at which time the Optionee shall have no further right to purchase any Shares not then purchased. MegaMedia Networks shall at all times during this Agreement have available such number of Shares of Common Stock as will be sufficient to satisfy the Option.

     D. It is not intended that these Options qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.   EXERCISE PRICE

     The exercise price of the Option (the "Exercise Price") shall be Three

     Dollars ($3.00) per Share, and shall be payable by certified or bank check payable to the order of MegaMedia Networks in full at the time of the exercise. As an alternative, Optionee may present Shares already owned by the Optionee with a market value at least equal to the aggregate Exercise Price of the Options which Optionee seeks to exercise.

3.  EXERCISE OF OPTION

     The Optionee may exercise this Option in whole or in part, by providing notice to the MegaMedia Networks, in the form attached as Exhibit A, by registered, or certified mail, return receipt requested, or by overnight mail or personal delivery, addressed to its principal office, signed by Optionee, indicating the number of Options which he desires to exercise. The notice shall be accompanied by payment of the Option Price as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice of exercise, MegaMedia Networks shall cause the Company's transfer agent to issue to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

4.  DEATH OF OPTIONEE

     In the event of the death of the Optionee, any unexercised portion of his or her Option shall be exercisable (to the extent that such Option was exercisable at the time of his or her death) for sixty (60) days after the Optionee's death only by his personal representative or such persons to whom the deceased Option's rights shall pass under the Optionee's will or by the laws of descent and distribution.

5.  NON-TRANSFERABILITY OF OPTION

     The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option or any interest therein, otherwise than by will or laws of descent and distribution and, except as provided in this paragraph and paragraph 4, the Option shall be exercisable only by the Optionee. Upon any attempt to so transfer the Option, or upon the levy or attachment or similar process of the Option, the Option shall automatically become null and void.

6.  RESTRICTION OF ISSUANCE OF SHARES - INVESTMENT REPRESENTATION

     By accepting the Option, the Optionee agrees for himself, his or her heirs and legatees that any and all Shares purchased upon the exercise of the Option shall be acquired for investment and not for distribution. Upon the issuance of any or all of the Shares subject to the Option, the Company, in its discretion, may require the Optionee, or his or her heirs or legatees receiving such Shares to deliver to the Company a representation in writing, in a from satisfactory to the Board of Directors, that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and will place an appropriate restrictive legend on the certificate(s) evidencing such Shares. Any stock certificates issued upon the exercise of the Option may bear an appropriate restrictive legend, if deemed necessary by the Company. The Company agrees to register the Shares as part of any Form S-8 registration by the Company for so long as any Shares subject to Options remain outstanding.

7.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     A. In the event of changes in the outstanding shares of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of the Option and he Exercise Price shall be correspondingly adjusted.

     B. Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

8.   NO RIGHTS AS STOCKHOLDER

     The Optionee shall have no rights as a stockholder in Shares as to which the Option has not been exercised.

9.   TAXES

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the exercise of the Option granted hereby. The Company may further require notification from the Optionee upon any disposition of Shares acquired pursuant to the exercise of the Options granted hereunder.

10.  BINDING EFFECT

     Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

11.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed wholly within the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

--------------------------------            --------------------------------
Witness_________________________            MegaMedia Networks, Inc.
                                            By:William A. Mobley, Jr., President


---------------------------------           --------------------------------
Witness:_________________________           Optionee: STEVE H. NOBLE, III

                                    EXHIBIT A

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)

TO:  MegaMedia Networks, Inc.

     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of MegaMedia Networks, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase _____________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds or by presenting shares already owned by the Optionee with a market value at lease equal to the aggregate exercise price due. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his or her satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise may be restricted from transfer.

                                      Name_______________________________
                                                        (Please Print)

                                      Address_____________________________

                                      Signature____________________________

Dated____________________

                             STOCK OPTION AGREEMENT

                                    EXHIBIT B

STOCK OPTION AGREEMENT dated as of February 7, 2000, by and between MegaMedia Networks, Inc. and Steve H. Noble, III,, (the "Optionee").

                      ------------------------------------

In consideration for the Optionee signing an employment Agreement (the "Employment Agreement") with MegaMedia Networks, Inc. (the Company") and for other good and valuable consideration, receipt of which is hereby acknowledged, MegaMedia Networks hereby grants the Optionee the option to acquire shares of the common stock of the Company upon the following terms and conditions:

7.  GRANT OF OPTION

     A. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 100,000 fully paid and non-assessable shares of Common Stock par value $.01 per share of the Company (the "Shares"), subject to the vesting provisions described below.

     B. This Option shall vest in Executive on the earliest to occur of the following:

          (i) On February 6, 2002, provided that Executive remains employed by Company, a parent or subsidiary corporation of Company; or

          (v) Upon termination of Executive's employment by Company without "Cause" as defined in paragraph 9D of Executive's Employment Agreement of even date herewith prior to February 6, 2002; or

          (vi) Upon Executive's voluntary termination of his employment for "Constructive Discharge" as defined paragraph 9C of Executive's Employment Agreement of even date herewith prior to February 6, 2002; or

          (vii) Upon a "change in control" of the Company, which shall be defined as (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater than 50% of the Company or any successor entity to the Company, or (ii) a sale of all or substantially all of the Company's assets prior to February 6, 2002.

     C. The Option once vested, may be exercised during the period ("Option Period") commencing on February 6, 2002, and expiring at 5:00 p.m. Eastern Standard Time on February 6, 2012 at which time the Optionee shall have no further right to purchase any Shares not then purchased. MegaMedia Networks shall at all times during this Agreement have available such number of Shares of Common Stock as will be sufficient to satisfy the Option.

     D. It is not intended that these Options qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

8.   EXERCISE PRICE

     The exercise price of the Option (the "Exercise Price") shall be Four Dollars and Fifty Cents ($4.50) per Share, and shall be payable by certified or bank check payable to the order of MegaMedia Networks in full at the time of the exercise. As an alternative, Optionee may present Shares already owned by the Optionee with a market value at least equal to the aggregate Exercise Price of the Options which Optionee seeks to exercise.

9.   EXERCISE OF OPTION

     The Optionee may exercise this Option in whole or in part, by providing notice to the MegaMedia Networks, in the form attached as Exhibit A, by registered, or certified mail, return receipt requested, or by overnight mail or personal delivery, addressed to its principal office, signed by Optionee, indicating the number of Options which he desires to exercise. The notice shall be accompanied by payment of the Option Price as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice of exercise, MegaMedia Networks shall cause the Company's transfer agent to issue to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

10.  DEATH OF OPTIONEE

     In the event of the death of the Optionee, any unexercised portion of his or her Option shall be exercisable (to the extent that such Option was exercisable at the time of his or her death) for sixty (60) days after the Optionee's death only by his personal representative or such persons to whom the deceased Option's rights shall pass under the Optionee's will or by the laws of descent and distribution.

11.  NON-TRANSFERABILITY OF OPTION

     The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option or any interest therein, otherwise than by will or laws of descent and distribution and, except as provided in this paragraph and paragraph 4, the Option shall be exercisable only by the Optionee. Upon any attempt to so transfer the Option, or upon the levy or attachment or similar process of the Option, the Option shall automatically become null and void.

12.  RESTRICTION OF ISSUANCE OF SHARES - INVESTMENT REPRESENTATION

     By accepting the Option, the Optionee agrees for himself, his or her heirs and legatees that any and all Shares purchased upon the exercise of the Option shall be acquired for investment and not for distribution. Upon the issuance of any or all of the Shares subject to the Option, the Company, in its discretion, may require the Optionee, or his or her heirs or legatees receiving such Shares to deliver to the Company a representation in writing, in a from satisfactory to the Board of Directors, that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and will place an appropriate restrictive legend on the certificate(s) evidencing such Shares. Any stock certificates issued upon the exercise of the Option may bear an appropriate restrictive legend, if deemed necessary by the Company. The Company agrees to register the Shares as part of any Form S-8 registration by the Company for so long as any Shares subject to Options remain outstanding.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     C. In the event of changes in the outstanding shares of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of the Option and he Exercise Price shall be correspondingly adjusted.

     D. Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

8.   NO RIGHTS AS STOCKHOLDER

     The Optionee shall have no rights as a stockholder in Shares as to which the Option has not been exercised.

9.   TAXES

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the exercise of the Option granted hereby. The Company may further require notification from the Optionee upon any disposition of Shares acquired pursuant to the exercise of the Options granted hereunder.

11.  BINDING EFFECT

     Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

11.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed wholly within the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

--------------------------------            -------------------------------
Witness_________________________            MegaMedia Networks, Inc.
                                            By:William A. Mobley, Jr., President


---------------------------------           -------------------------------
Witness:_________________________           Optionee: STEVE H. NOBLE, III

                                    EXHIBIT A

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)

TO:   MegaMedia Networks, Inc.

     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of MegaMedia Networks, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase _____________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds or by presenting shares already owned by the Optionee with a market value at lease equal to the aggregate exercise price due. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his or her satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise may be restricted from transfer.

                                       Name_______________________________
                                                         (Please Print)

                                       Address_____________________________

                                       Signature____________________________

Dated____________________

                             STOCK OPTION AGREEMENT

                                    EXHIBIT C

STOCK OPTION AGREEMENT dated as of February 7, 2000, by and between MegaMedia Networks, Inc. and Steve H. Noble, III,, (the "Optionee").

                      -------------------------------------

     In consideration for the Optionee signing an employment Agreement (the "Employment Agreement") with MegaMedia Networks, Inc. (the Company") and for other good and valuable consideration, receipt of which is hereby acknowledged, MegaMedia Networks hereby grants the Optionee the option to acquire shares of the common stock of the Company upon the following terms and conditions:

13.  GRANT OF OPTION

     A. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 100,000 fully paid and non-assessable shares of Common Stock par value $.01 per share of the Company (the "Shares"), subject to the vesting provisions described below.

     B. This Option shall vest in Executive on the earliest to occur of the following:

          (i) On February 6, 2003, provided that Executive remains employed by Company, a parent or subsidiary corporation of Company; or

          (viii) Upon termination of Executive's employment by Company without

                 "Cause" as defined in paragraph 9D of Executive's Employment Agreement of even date herewith prior to February 6, 2003; or

          (ix) Upon Executive's voluntary termination of his employment for "Constructive Discharge" as defined paragraph 9C of Executive's Employment Agreement of even date herewith prior to February 6, 2003; or

          (x) Upon a "change in control" of the Company, which shall be defined as (i) a sale, purchase, merger or other business combination which results in transfer to a third party of an ownership interest of greater than 50% of the Company or any successor entity to the Company, or (ii) a sale of all or substantially all of the Company's assets prior to February 6, 2003.

     C. The Option once vested, may be exercised during the period ("Option Period") commencing on February 6, 2003, and expiring at 5:00 p.m. Eastern Standard Time on February 6, 2013 at which time the Optionee shall have no further right to purchase any Shares not then purchased. MegaMedia Networks shall at all times during this Agreement have available such number of Shares of Common Stock as will be sufficient to satisfy the Option.

     D. It is not intended that these Options qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

14.  EXERCISE PRICE

     The exercise price of the Option (the "Exercise Price") shall be Five Dollars ($5.00) per Share, and shall be payable by certified or bank check payable to the order of MegaMedia Networks in full at the time of the exercise. As an alternative, Optionee may present Shares already owned by the Optionee with a market value at least equal to the aggregate Exercise Price of the Options which Optionee seeks to exercise.

15.  EXERCISE OF OPTION

     The Optionee may exercise this Option in whole or in part, by providing notice to the MegaMedia Networks, in the form attached as Exhibit A, by registered, or certified mail, return receipt requested, or by overnight mail or personal delivery, addressed to its principal office, signed by Optionee, indicating the number of Options which he desires to exercise. The notice shall be accompanied by payment of the Option Price as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice of exercise, MegaMedia Networks shall cause the Company's transfer agent to issue to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

16.  DEATH OF OPTIONEE

     In the event of the death of the Optionee, any unexercised portion of his or her Option shall be exercisable (to the extent that such Option was exercisable at the time of his or her death) for sixty (60) days after the Optionee's death only by his personal representative or such persons to whom the deceased Option's rights shall pass under the Optionee's will or by the laws of descent and distribution.

17.  NON-TRANSFERABILITY OF OPTION

     The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option or any interest therein, otherwise than by will or laws of descent and distribution and, except as provided in this paragraph and paragraph 4, the Option shall be exercisable only by the Optionee. Upon any attempt to so transfer the Option, or upon the levy or attachment or similar process of the Option, the Option shall automatically become null and void.

18.  RESTRICTION OF ISSUANCE OF SHARES - INVESTMENT REPRESENTATION

     By accepting the Option, the Optionee agrees for himself, his or her heirs and legatees that any and all Shares purchased upon the exercise of the Option shall be acquired for investment and not for distribution. Upon the issuance of any or all of the Shares subject to the Option, the Company, in its discretion, may require the Optionee, or his or her heirs or legatees receiving such Shares to deliver to the Company a representation in writing, in a from satisfactory to the Board of Directors, that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and will place an appropriate restrictive legend on the certificate(s) evidencing such Shares. Any stock certificates issued upon the exercise of the Option may bear an appropriate restrictive legend, if deemed necessary by the Company. The Company agrees to register the Shares as part of any Form S-8 registration by the Company for so long as any Shares subject to Options remain outstanding.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     E. In the event of changes in the outstanding shares of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of the Option and he Exercise Price shall be correspondingly adjusted.

     F. Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

8.   NO RIGHTS AS STOCKHOLDER

     The Optionee shall have no rights as a stockholder in Shares as to which the Option has not been exercised.

9.   TAXES

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the exercise of the Option granted hereby. The Company may further require notification from the Optionee upon any disposition of Shares acquired pursuant to the exercise of the Options granted hereunder.

12.  BINDING EFFECT

     Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

11.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed wholly within the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

--------------------------------            -------------------------------
Witness_________________________            MegaMedia Networks, Inc.
                                            By:William A. Mobley, Jr., President


---------------------------------           -------------------------------
Witness:_________________________           Optionee: STEVE H. NOBLE, III

                                    EXHIBIT A

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)

TO:   MegaMedia Networks, Inc.

     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of MegaMedia Networks, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase _____________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds or by presenting shares already owned by the Optionee with a market value at lease equal to the aggregate exercise price due. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his or her satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise may be restricted from transfer.

                                          Name_______________________________
                                                            (Please Print)

                                          Address_____________________________

                                          Signature____________________________

Dated____________________